                                                                    EXHIBIT 10.8

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                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                           as Grantor and Beneficiary,

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   as Trustee,

                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                                as Administrator,

                                       and

                            WILMINGTON TRUST COMPANY,
                               as Delaware Trustee

                      ------------------------------------

                                   NILT TRUST

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                            Dated as of March 1, 1999

                      -------------------------------------

--------------------------------------------------------------------------------

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                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                     DEFINITIONS AND INTERPRETIVE PROVISIONS

Section 1.01. Definitions; Interpretive Provisions..........................................................     1

                                   ARTICLE TWO

                                    THE TRUST

Section 2.01. General.......................................................................................     2
Section 2.02. Office........................................................................................     2
Section 2.03. Purposes......................................................................................     2
Section 2.04. Appointment of Trustee........................................................................     3
Section 2.05. Capital Contribution to Trust Assets..........................................................     3
Section 2.06. Declaration of Trust..........................................................................     3
Section 2.07. Maintenance of Separate Existence; Prohibited Transactions....................................     3
Section 2.08. Liability of Beneficiary......................................................................     4
Section 2.09. Title to Trust Property.......................................................................     4
Section 2.10. Situs of Trust................................................................................     4
Section 2.11. Representations and Warranties of the Beneficiary.............................................     5
Section 2.12. Beneficiary Payment Obligation................................................................     6
Section 2.13. Beneficial Ownership..........................................................................     6
Section 2.14. Restrictions on the Beneficiary's Power.......................................................     6

                                  ARTICLE THREE

                            PAYMENTS; TRUST ACCOUNTS

Section 3.01. Payments from Trust Assets Only...............................................................     7
Section 3.02. Establishment of Trust Account................................................................     7
Section 3.03. Distribution of Excess Trust Funds............................................................     7
Section 3.04. No Segregation of Monies; No Interest.........................................................     8
Section 3.05. Accounting and Reports to the Beneficiary, IRS and Others.....................................     8

                                  ARTICLE FOUR

              AUTHORITY AND DUTIES OF, AND ACTIONS BY, THE TRUSTEE

Section 4.01. General Authority.............................................................................     9
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Section 4.02. General Duties................................................................................     9
Section 4.03. Action Upon Instruction.......................................................................     9
Section 4.04. Action by Trustee with Respect to Bankruptcy..................................................    10
Section 4.05. No Duties Except as Specified in this Agreement or in Instructions............................    10
Section 4.06. No Action Except Under Specified Documents or Instructions....................................    11
Section 4.07. Restrictions..................................................................................    11

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

Section 5.01. Acceptance of Trusts and Duties...............................................................    12
Section 5.02. Furnishing of Documents.......................................................................    13
Section 5.03. Representations and Warranties................................................................    13
Section 5.04. Reliance; Advice of Counsel...................................................................    13
Section 5.05. Not Acting in Individual Capacity.............................................................    14
Section 5.06. Trustee Not Liable for Securities or Leases...................................................    14
Section 5.07. Trustee May Own Securities....................................................................    14

                                   ARTICLE SIX

                             COMPENSATION OF TRUSTEE

Section 6.01. Trustee's Fees and Expenses...................................................................    15
Section 6.02. Indemnification...............................................................................    15

                                  ARTICLE SEVEN

                                THE ADMINISTRATOR

Section 7.01. Appointment of Administrator..................................................................    16
Section 7.02. Duties of the Administrator...................................................................    16
Section 7.03. Non-Ministerial Matters.......................................................................    17
Section 7.04. Indemnification of Trustee....................................................................    17
Section 7.05. Administrator's Fees and Expenses.............................................................    17
Section 7.06. Independence of Administrator.................................................................    17
Section 7.07. Other Activities of Administrator.............................................................    18
Section 7.08. Resignation and Removal of Administrator......................................................    18
Section 7.09. No Joint Venture..............................................................................    19
Section 7.10. Action Upon Termination, Resignation or Removal...............................................    19
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                                       ii

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                                  ARTICLE EIGHT

                           TERMINATION AND DISSOLUTION

Section 8.01. Termination of Trust Agreement................................................................    20
Section 8.02. Bankruptcy of Beneficiary.....................................................................    20

                                  ARTICLE NINE

                        SUCCESSOR AND ADDITIONAL TRUSTEES

Section 9.01. Eligibility Requirements for Trustee..........................................................    21
Section 9.02. Resignation or Removal of Trustee.............................................................    21
Section 9.03. Successor Trustee.............................................................................    22
Section 9.04. Merger or Consolidation of Trustee............................................................    22
Section 9.05. Appointment of Co-Trustee or Separate Trustee.................................................    23

                                   ARTICLE TEN

                                  MISCELLANEOUS

Section 10.01. Amendments...................................................................................    25
Section 10.02. No Legal Title to Trust Assets in Beneficiary................................................    26
Section 10.03. Limitations on Rights of Others..............................................................    26
Section 10.04. Notices......................................................................................    26
Section 10.05. Severability of Provisions...................................................................    26
Section 10.06. Counterparts.................................................................................    26
Section 10.07. Successors and Assigns.......................................................................    26
Section 10.08. No Petition..................................................................................    27
Section 10.09. No Recourse..................................................................................    27
Section 10.10. Headings.....................................................................................    27
Section 10.11. Governing Law................................................................................    27
Section 10.12. Integration..................................................................................    27
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                                       iii

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                                    EXHIBITS

Exhibit A    --     Definitions ...........................................................................     A-1
Exhibit B    --     Form of Certificate of Trust...........................................................     B-1
Exhibit C    --     Form of Power of Attorney..............................................................     C-1
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                                       iv

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

         This Amended and Restated Trust Agreement, dated as of March 1, 1999, is among Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as grantor and beneficiary (in such capacities, the "Grantor" and "Beneficiary", respectively), U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee"), NMAC, as administrator (in such capacity, the "Administrator"), and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee").

                                    RECITALS

         WHEREAS, NILT Trust is a Delaware business trust created pursuant to
(i) a trust agreement, dated as of July 7, 1998, among the Beneficiary, the Trustee and the Delaware Trustee (the "Original Trust Agreement") and (ii) a certificate of trust filed with the Secretary of State of the State of Delaware on July 7, 1998; and

         WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety for the purpose of holding in trust various assets described herein.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE ONE

                     DEFINITIONS AND INTERPRETIVE PROVISIONS

         Section 1.01. Definitions; Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) capitalized terms shall have the meanings ascribed thereto in Exhibit A, (ii) capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Origination Trust Agreement, (iii) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (iv) references to this Agreement include all Exhibits hereto, (v) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (vi) references to an Article or Section such as "Article One" or "Section 1.01" shall refer to the applicable Article or Section of this Agreement, (vii) the term "include" and all variations thereof shall mean "include without limitation", (viii) the term "or" shall include "and/or", (ix) the term "proceeds" shall have the meaning ascribed to such term in the UCC and (x) the phrase "Trustee on behalf of the Trust", or words of similar import, shall, to the extent required to effectuate the appointment of any co-trustee pursuant to Section 9.05, be deemed to refer to the Trustee (or such co-trustee) on behalf of the Trust.

                                   ARTICLE TWO

                                    THE TRUST

         Section 2.01. General. The Trust continued hereby shall be known as "NILT Trust", in which name the Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02. Office. The primary office of the Trust shall be in care of the Administrator at the Trust Office. The Trust shall also have an office at the address of the Trustee set forth in Section 10.04 and at any other location as the Trustee may designate from time to time by written notice to the Beneficiary and the Administrator.

         Section 2.03. Purposes. The purposes of the Trust are:

                  (a) to execute, deliver, enter into and perform its obligations under the Relevant Documents to which it is a party or by which it is bound;

                  (b) to acquire, own, hold and, as permitted under the Relevant Documents, dispose of or pledge beneficial interests in Nissan-Infiniti LT Trust Assets, including the UTI Certificate and any SUBI Certificate, and cause any Excess Trust Funds to be distributed to or upon the order of the Beneficiary;

                  (c) subject to compliance with the Trust Documents, to engage in such activities as may be required to be taken by the UTI Beneficiary pursuant to the Origination Trust Documents, including, directing the allocation of Nissan-Infiniti LT Trust Assets to the UTI and one or more SUBIs and authorizing the issuance of the related UTI and SUBI Certificates, and such other activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith;

                  (d) to engage in any of the other activities described or authorized in any Relevant Document or any document relating to a Nissan-Infiniti LT Securitized Financing;

                  (e) subject to compliance with the Relevant Documents, to engage in such other activities as may be required in connection with the preservation of the Nissan-Infiniti LT Trust Assets and directing the making of distributions to or upon the order of Related Beneficiaries or any related Holder; and

                  (f) to engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith.

         The Trust shall not engage in any activities other than in connection with the foregoing or other than as required or authorized by applicable law or the Relevant Documents. Nothing contained herein shall be deemed to authorize the Trustee, on behalf of the Trust, to engage in any business operations or any activities other than those set forth above. Additionally, the

Trustee shall have no discretionary duties other than performing those ministerial acts that are necessary to accomplish the purposes of the Trust as set forth in this Section.

         Section 2.04. Appointment of Trustee. The Beneficiary hereby confirms its appointment of the Trustee as trustee of the Trust effective as of the effective date of the Original Trust Agreement, to have all the rights, powers and duties set forth herein, and the Trustee hereby confirms its acceptance of such appointment.

         Section 2.05. Capital Contribution to Trust Assets. The Trustee hereby acknowledges receipt in trust from the Beneficiary, as of the date of the Original Trust Agreement, of $10.00, which shall constitute part of the initial Trust Assets. The Beneficiary shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, promptly reimburse the Trustee for any such expenses paid by the Trustee.

         Section 2.06. Declaration of Trust. The Trustee hereby declares that it will hold the Trust Assets in trust upon and subject to the conditions set forth herein for the use and benefit of the Beneficiary, subject to the obligations of the Trust under the Relevant Documents to which it is a party. It is the intention of the parties hereto that the Trust constitute a business trust under the Delaware Act and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that to the extent permitted by applicable law, the Trust shall not constitute a separate entity for federal income, State income or franchise Tax purposes and that the Beneficiary shall be treated for such Tax purposes as if it owned the Trust Assets directly, rather than through the Trust and to treat the Trust and the Trust Assets accordingly. Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth herein and in the Delaware Act for the sole purpose and to the extent necessary to accomplish the purposes of the Trust set forth in Section 2.03.

         Section 2.07. Maintenance of Separate Existence; Prohibited Transactions. The Trust shall maintain operations separate and apart from those of the Beneficiary and its Affiliates. In furtherance of the maintenance of separate operations, and without limiting the foregoing sentence, the Trust and the Beneficiary shall act in accordance with the following:

                  (a) The Trust shall act solely in its own name and shall not hold itself out as being an agent for the Beneficiary or any Affiliate thereof and, except as otherwise provided in the Relevant Documents, shall not represent to any third party that the credit or resources of the Beneficiary or any Affiliate thereof will be available to satisfy the liabilities or obligations of the Trust.

                  (b) The Trust shall observe all customary business trust formalities, including keeping books and records and financial statements separate and apart from those of the Beneficiary and any Affiliate thereof and taking appropriate business trust actions at the appropriate times.

                  (c)      The Trust shall maintain a separate office location.

                  (d) The Trust Assets shall be separately identified and segregated and shall not be commingled with those of the Beneficiary, except in the limited manner provided in the Trust Documents. All of the Trust Assets shall at all times be held by or on behalf of the Trust, and, if held on behalf of the Trust by another entity, shall at all times be kept identifiable (in accordance with customary usage) as assets owned by the Trust. In no event shall any of the Trust Assets be held on behalf of or otherwise by the Beneficiary or any Affiliate thereof, except pursuant to the Relevant Documents. The Trust shall maintain its own bank accounts, payroll (if applicable) and separate books of account.

                  (e)      The Beneficiary shall have no right to:

                           (i)      revoke or terminate the Trust;

                           (ii) commence any voluntary Proceeding with respect to the Trust under any United States federal or State bankruptcy or similar law without the prior written consent of the Trustee, each Holder and, if any Rated Securities are outstanding, each related Rating Agency; or

                           (iii) direct the Trustee to take any action that would cause the Trustee to violate Section 4.07.

                  (f) Any transaction between the Trust, on the one hand, and the Beneficiary or any Affiliate thereof, on the other hand, shall be conducted only on terms and conditions comparable to transactions on an arm's length basis with unaffiliated Persons.

                  (g) Except as provided in the Relevant Documents, the Trust shall directly manage its own liabilities from its own funds, including paying its own operating expenses and reimbursing the Beneficiary or any Affiliate thereof, as the case may be.

                  (h) The Trust shall not merge or consolidate with, or sell all or substantially all of the Trust Assets to any Person, except in accordance with the Relevant Documents and with the prior written consent of each Holder and each Rating Agency currently rating a Rated Security. Without limiting the generality of the foregoing, the Trustee shall not delegate any decision with regard to any merger, consolidation, sale of assets, the filing by the Trust of a voluntary petition for bankruptcy or consenting to the filing of an involuntary petition for bankruptcy against the Trust.

         Section 2.08. Liability of Beneficiary. The Beneficiary shall be entitled to the same limitation of personal liability with respect to the obligations of the Trust extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware, except as otherwise set forth in the Trust Documents.

         Section 2.09. Title to Trust Property. Legal title to all Trust Assets shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Assets to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, on behalf of the Trust, as the case may be.

         Section 2.10. Situs of Trust. The Trust will be located and administered in the States of California, Delaware or Illinois. All bank accounts maintained by the Trustee on behalf of the Trust shall be located in the States of California, Delaware, or Illinois. The Trust shall not have any employees in any State other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in the States of California, Delaware or Illinois, and payments will be made by the Trust only from such States.

         Section 2.11. Representations and Warranties of the Beneficiary. The Beneficiary hereby represents and warrants to the Trustee and the other parties hereto that:

                  (i) The Beneficiary is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of California, with power and authority to
         (A) own its properties and to conduct its business as currently owned or conducted, (B) execute, deliver and perform this Agreement and any other document relating hereto to which it is a party and (C) perform its obligations hereunder and any other document relating hereto to which it is a party.

                  (ii) The Beneficiary is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except in jurisdictions in which the failure to so qualify would not have a material adverse effect on the ability of the Beneficiary to perform its obligations under this Agreement.

                  (iii) The Beneficiary has the power and authority to execute, deliver and perform this Agreement, to carry out its terms and to sell and assign the property to be sold and assigned to and deposited with the Trustee on behalf of the Trust as part of the Trust Assets and has duly authorized such sale and assignment and deposit with the Trustee on behalf of the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Beneficiary by all necessary corporate action.

                  (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in the breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Beneficiary, or any indenture, agreement or other instrument to which the Beneficiary is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of the properties of the Beneficiary pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Trust Documents); nor violate any law or any order, rule or regulation applicable to the Beneficiary of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Beneficiary or its properties, which violation would have a material adverse effect on the ability of the Beneficiary to perform its obligations under this Agreement.

                  (v) There are no Proceedings pending, or to knowledge of the Beneficiary threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Beneficiary: (A) asserting the invalidity of this Agreement or any other Trust Document; (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Trust Document; or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Beneficiary of its obligations under, or the validity or enforceability of, this Agreement or any other Trust Document.

         Section 2.12. Beneficiary Payment Obligation. The Beneficiary shall be responsible for the payment of all fees and expenses of the Administrator, the Trust and the Trustee, including amounts paid in connection with any of their respective obligations under the Relevant Documents.

         Section 2.13. Beneficial Ownership. To the fullest extent permitted by law, the Beneficiary shall at all times retain sole ownership of the undivided beneficial interest in the Trust. In no event shall the Beneficiary voluntarily transfer, assign, hypothecate, sell, pledge or otherwise convey, in whole or in part, its beneficial interest in the Trust.

         Section 2.14. Restrictions on the Beneficiary's Power. The Beneficiary shall not direct the Trustee to take or to refrain from taking any action if such action or inaction would be inconsistent with or contrary to any obligation of the Trust or the Trustee under this Agreement or any other Trust Document or to the purpose of the Trust as set forth in Section 2.03.

                                  ARTICLE THREE

                            PAYMENTS; TRUST ACCOUNTS

         Section 3.01. Payments from Trust Assets Only.

         (a) Except as otherwise provided in this Agreement and the other Trust Documents, all payments, if any, to be made by the Trustee other than amounts owing by the Trustee arising from its willful misfeasance, bad faith or negligence, shall be made only from any then-available Trust Assets and only to the extent that the Trustee shall have received income or proceeds therefrom to make such payments in accordance with the terms hereof or thereof.

         (b) Except as otherwise provided in this Agreement and the other Trust Documents, all amounts payable to the Beneficiary shall be paid or caused to be paid by the Trustee to or for the account of the Beneficiary in immediately available funds by wire transfer.

         Section 3.02. Establishment of Trust Account. The Administrator shall establish and cause the Trustee to maintain (i) such trust accounts (each, a "Trust Account"), as necessary, for the benefit of the Beneficiary in which all of the cash capital of the Trust and all proceeds from the Trust Assets shall be deposited and (ii) such other trust accounts as are necessary or incidental to the Trust Accounts established pursuant to clause (i) above or as are specified in an amendment or supplement to this Agreement. Each Trust Account shall be a segregated depository or trust account established and maintained in the name of the Trust with an Eligible Institution. Except as provided in this Agreement and the other Trust Documents, the Beneficiary shall have no right to withdraw any funds from any Trust Account without the express written consent of the Trustee. The Trustee may authorize the Beneficiary to make deposits into and disbursements from any Trust Account in accordance with the terms and provisions of this Agreement and the other Trust Documents. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in any Trust Account and in the proceeds thereof. Except as otherwise provided herein, each Trust Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiary.

         Section 3.03. Distribution of Excess Trust Funds.

         (a) Upon receipt of an Officer's Certificate of the Beneficiary specifying the amount of Excess Trust Funds and the amount of such Excess Trust Funds to be distributed, the Trustee shall distribute such Excess Trust Funds to or upon the order of the Beneficiary.

         (b) In the event that any withholding Tax is imposed on the Trust's payment (or allocations of income) to or upon the order of the Beneficiary, such Tax shall reduce the amount otherwise distributable to the Beneficiary in accordance with this Section. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Beneficiary sufficient funds for the payment of any Tax that is legally owed by the Trust (but such authorization shall not prevent the Trustee from contesting any such Tax in appropriate Proceedings, and withholding payment of such Tax, if permitted by law, pending the outcome of such Proceedings). The amount of any withholding Tax imposed with respect to the Beneficiary shall be treated as cash distributed to the Beneficiary at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If the Trustee receives an opinion of counsel that withholding Tax is payable with respect to a distribution, the Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (b).

         Section 3.04. No Segregation of Monies; No Interest. Subject to Sections 3.02 and 3.03, monies received by the Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trustee shall not be liable for any interest thereon.

         Section 3.05. Accounting and Reports to the Beneficiary, IRS and Others. The Trustee shall deliver to the Beneficiary such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable the Beneficiary to prepare its federal and State income tax returns. Consistent with the characterization of the Trust as a disregarded entity for Tax purposes, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Trust or the Beneficiary shall receive the advice of its counsel or accountants that the Code requires such a filing or (ii) the IRS shall determine that the Trust is required to file such a return. In the event that the Trust is required to file Tax returns, the Administrator shall prepare or shall cause to be prepared any Tax returns required to be filed by the Trust and shall remit such returns to the Beneficiary at least five days before such returns are due to be filed. The Beneficiary, or any other such party required by law, shall promptly sign such returns and deliver such returns after signature to the Administrator and such returns shall be filed by, or at the direction of, the Administrator with the appropriate Tax authorities. In no event shall the Trustee or the Beneficiary be liable for any liabilities, costs or expenses of the Trust arising out of the application of any Tax law for Taxes, except for any such liability, cost or expense attributable to any act or omission by the Trustee or the Beneficiary, as the case may be, in breach of its obligations under this Agreement.

                                  ARTICLE FOUR

              AUTHORITY AND DUTIES OF, AND ACTIONS BY, THE TRUSTEE

         Section 4.01. General Authority. Subject to Sections 2.03 and 2.07, the Trustee is authorized and directed to execute and deliver the Relevant Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated thereby and any amendment or other agreement in such form as the Beneficiary shall approve, as evidenced conclusively by the Trustee's execution thereof. In addition to the foregoing, the Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Relevant Documents. The Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Trust Documents.

         Section 4.02. General Duties. Subject to Sections 2.03 and 2.07, the Trustee shall discharge (or cause to be discharged through the Administrator or such agents as shall be appointed with the consent of the Beneficiary) all of its responsibilities pursuant to the terms of this Agreement and the other Trust Documents to which the Trust is a party and to administer the Trust in the interest of the Beneficiary, in accordance with the provisions of this Agreement and the other Relevant Documents. Without limiting the foregoing, the Trustee shall on behalf of the Trust file and prove any claim or claims that may exist against the Beneficiary in connection with any claims-paying procedure as part of an insolvency or receivership Proceeding involving the Beneficiary. Notwithstanding the foregoing, the Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Trust Documents to the extent the Administrator has agreed herein to perform any act or to discharge any duty of the Trustee hereunder or under any other Trust Document, and the Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations hereunder.

         Section 4.03. Action Upon Instruction.

         (a) Subject to the provisions of Article Two and this Article, in accordance with the Trust Documents, the Beneficiary may, at any time, by written instruction direct the Trustee in the management of the Trust.

         (b) The Trustee shall not be required to take any action hereunder or under any other Trust Document if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or of any other Relevant Document or is otherwise contrary to law.

         (c) Subject to Section 4.07 and the Relevant Documents, the Trustee shall not have the power, except upon receipt of written directions of the Beneficiary, to (i) remove the Administrator pursuant to Section 7.08, (ii) appoint a successor Administrator pursuant to Section 7.08, (iii) remove the Servicer pursuant to the Servicing Agreement, (iv) initiate any claim, suit or Proceeding by the Trust or compromise any claim, suit or Proceeding brought by or against the Trust, (v) sell the Trust Assets or (vi) except as required by law, amend the Certificate of Trust.

         (d) Whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Trust Document, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Beneficiary requesting instruction as to the course of action to be adopted, and, to the extent the Trustee acts in good faith in accordance with any written instruction of the Beneficiary received, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Trust Documents, as it shall deem to be in the best interests of the Beneficiary, and shall have no liability to any Person for such action or inaction.

         (e) In the event that the Trustee is unsure as to the application of any provision of this Agreement or any other Trust Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Beneficiary requesting instruction and, to the extent that the Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Trustee shall not be liable, on account of such action or inaction, to any Person. If the Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Trust Documents, as it shall deem to be in the best interests of the Beneficiary, and shall have no liability to any Person for such action or inaction.

         Section 4.04. Action by Trustee with Respect to Bankruptcy. The Trustee shall not have the power to commence a voluntary Proceeding with respect to the Trust under any United States federal or State bankruptcy or similar law without the prior written consent of each Holder and if any Rated Securities are outstanding, each related Rating Agency.

         Section 4.05. No Duties Except as Specified in this Agreement or in Instructions. The Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by this Agreement or in any document or written instruction received by the Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Agreement or any other Trust Document against the Trustee. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Trust Document. The Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Assets that result from actions by, or claims against, the Trustee that are not related to the ownership or the administration of the Trust Assets.

         Section 4.06. No Action Except Under Specified Documents or Instructions. The Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Assets except in accordance with (i) the powers granted to and the authority conferred upon the Trustee pursuant to this Agreement, (ii) the other Trust Documents and (iii) any document or instruction delivered to the Trustee pursuant to Section 4.03.

         Section 4.07. Restrictions. The Trustee shall not take any action (i) that is inconsistent with or contrary to any obligation of the Trust or the Trustee under this Agreement or any other Trust Document or the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of the Trustee, would result in the Trust's becoming taxable as a corporation for federal or State income tax purposes.

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

         Section 5.01. Acceptance of Trusts and Duties. The Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Assets upon the terms of this Agreement and the other Trust Documents. The Trustee shall not be answerable or accountable hereunder or under any other Trust Document under any circumstances, except (i) for its own willful misconduct or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 5.03 or (iii) as set forth in the last sentence of Section 4.05. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Trustee shall not be liable for any error of judgment made by a Responsible Officer in good faith;

                  (b) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Beneficiary in accordance with this Agreement and the other Trust Documents;

                  (c) no provision of this Agreement or any other Trust Document shall require the Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Trust Document if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Trustee be liable for indebtedness evidenced by or arising under any of the Relevant Documents, including any amounts owed to any Holder or any holder of a Security issued in a Nissan-Infiniti LT Securitized Financing;

                  (e) the Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any other party hereto or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, or for or in respect of the validity or sufficiency of the Trust Documents, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Holder, any holder of a Security issued in a Nissan-Infiniti LT Securitized Financing or the Beneficiary, other than as expressly provided for herein or expressly agreed to in the other Relevant Documents;

                  (f) the Trustee shall not be liable for the default or misconduct of the Beneficiary, the Administrator, the Servicer, the Origination Trustee, any Indenture Trustee or any Owner Trustee under any Relevant Document or otherwise and the Trustee shall have no obligation to perform the obligations of the Trust under this Agreement or any Relevant Document, the Administrator hereunder or the Origination Trustee, the

         Servicer, any Indenture Trustee or any Owner Trustee under any Relevant Document; and

                  (g) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Trust Document, at the request, order or direction of the Beneficiary, unless the Beneficiary has offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement or in any other Trust Document shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

         Section 5.02. Furnishing of Documents. The Trustee shall furnish to the Beneficiary promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trustee under the Relevant Documents.

         Section 5.03. Representations and Warranties. The Trustee hereby represents and warrants to the Beneficiary and the other parties hereto that:

                  (a) it is a national banking association duly organized and validly existing in good standing under the laws of the United States and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (b) it has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

                  (c) neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any Lien, charge or encumbrance on the Trust Assets resulting from actions by or claims against the Trustee individually which are unrelated to this Agreement or the other Trust Documents.

         Section 5.04. Reliance; Advice of Counsel.

         (a) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party, as to such fact or matter and such Officer's Certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Trust Documents, the Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Trust Document.

         Section 5.05. Not Acting in Individual Capacity. Except as otherwise provided in this Article, in accepting the trusts hereby created, U.S. Bank Trust National Association acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any other Trust Document shall look only to the Trust Assets for payment or satisfaction thereof.

         Section 5.06. Trustee Not Liable for Securities or Leases. The recitals contained herein shall be taken as the statements of the Beneficiary, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Agreement (except the representations and warranties in Section 5.03), any other Trust Document, any Certificate issued pursuant to the Origination Trust Agreement, any Security issued in connection with a Nissan-Infiniti LT Securitized Financing, any Origination Trust Document or of any Lease or related documents. The Trustee shall at no time have any responsibility or liability for or with respect to the
(i) legality, validity and enforceability of any Lease, or the perfection and priority of any security interest created by any Lease in any Leased Vehicle or the maintenance of any such perfection and priority, (ii) for or with respect to the sufficiency of the Trust Assets or their ability to generate the payments to be distributed to the Beneficiary under this Agreement, (iii) the compliance by the Beneficiary with any warranty or representation made under any Relevant Document or in any related document or the accuracy of any such warranty or representation or (iv) any action of the Administrator taken in the name of the Trustee.

         Section 5.07. Trustee May Own Securities. The Trustee in its individual or any other capacity may become the owner or pledgee of any Certificate issued pursuant to the Origination Trust Agreement, any Security issued in connection with a Nissan-Infiniti LT Securitized Financing and may deal with the Beneficiary, the Administrator, Nissan-Infiniti LT, any Owner Trustee or Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

                                   ARTICLE SIX

                             COMPENSATION OF TRUSTEE

         Section 6.01. Trustee's Fees and Expenses. The Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Beneficiary and the Trustee, and the Trustee shall be entitled to be reimbursed by the Beneficiary for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         Section 6.02. Indemnification. To the extent funds in cash or cash equivalents are unavailable from Trust Assets, the Beneficiary shall be liable as primary obligor for, and shall indemnify the Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, Taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against the Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Trust Documents, the Trust Assets, the administration of the Trust Assets or the action or inaction of the Trustee hereunder, except only that the Beneficiary shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 5.01. The indemnities contained in this Section shall survive the resignation or termination of the Trustee or the termination of this Agreement. In the event of any claim or Proceeding for which indemnity will be sought pursuant to this Section, the Trustee's choice of legal counsel shall be subject to the approval of the Beneficiary, which approval shall not be unreasonably withheld.

                                  ARTICLE SEVEN

                                THE ADMINISTRATOR

         Section 7.01. Appointment of Administrator. The Trustee and the Beneficiary hereby appoint NMAC, and NMAC hereby accepts such appointment, as Administrator of certain duties of the Trust and the Trustee as set forth herein.

         Section 7.02. Duties of the Administrator.

         (a) The Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Trust or the Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Trust or the Trustee to prepare, file or deliver pursuant to the Trust Documents or Section 3.05, and at the request of the Trustee shall take all appropriate action that it is the duty of the Trust or the Trustee to take pursuant to the Trust Documents. In furtherance thereof, the Trustee shall, on behalf of itself and of the Trust, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit C hereto, appointing the Administrator the attorney-in-fact of the Trustee and the Trust for the purpose of executing on behalf of the Trustee and the Trust all such documents, reports, filings, instruments, certificates and opinions. Subject to Article Three, and in accordance with the directions of the Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Assets (including the Relevant Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Trustee and are reasonably within the capability of the Administrator.

         (b) Notwithstanding anything in this Agreement or the Trust Documents to the contrary, the Administrator shall be responsible for promptly notifying the Trustee in the event that any withholding Tax is imposed on the Trust's payments (or allocations of income) to the Beneficiary as contemplated in Section 3.03(b). Any such notice shall specify the amount of any withholding Tax required to be withheld by the Trustee pursuant to such provision.

         (c) Notwithstanding anything in this Agreement to the contrary, the Administrator shall be responsible for performance of the duties of the Trustee set forth in Section 3.05 (other than the execution of any documents executed in connection therewith).

         (d) The Administrator shall perform the duties of the Administrator specified in Section 9.02 required to be performed in connection with the resignation or removal of the Trustee, and any other duties expressly required to be performed by the Administrator pursuant to this Agreement.

         (e) The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Trust at any time during normal business hours.

         (f) The Administrator shall furnish to the Trust from time to time such additional information regarding the Trust Assets as the Trust shall reasonably request.

         (g) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust and shall be, in the Administrator's opinion, no less favorable to the Trust than would be available from unaffiliated parties.

         Section 7.03. Non-Ministerial Matters.

         (a) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Trustee of the proposed action and the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include (i) the initiation of any action, claim or Proceeding by the Trust and the compromise of any action, claim or Proceeding brought by or against the Trust; (ii) the amendment, change or modification of the Trust Documents; and
(iii) appointment of a successor Administrator.

         (b) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) take any action that the Trust directs the Administrator not to take or (ii) direct the Trustee to take any action that would cause the Trustee to violate Section 4.07.

         Section 7.04. Indemnification of Trustee. The Administrator will indemnify the Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under this Agreement.

         Section 7.05. Administrator's Fees and Expenses. The Administrator shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Beneficiary and the Administrator, and the Administrator shall be entitled to be reimbursed by the Beneficiary for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Administrator may employ in connection with the exercise and performance of its rights and its duties hereunder.

         Section 7.06. Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Trust or the Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Trust, the Administrator shall have no authority to act for or represent the Trust or the Trustee in any way and shall not otherwise be deemed an agent of the Trust or the Trustee.

         Section 7.07. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such Person or entity may engage in business activities similar to those of the Trust, the Trustee or Nissan-Infiniti LT.

         Section 7.08. Resignation and Removal of Administrator.

         (a) The obligations of the Administrator pursuant to this Article shall continue until the dissolution of the Trust, upon which event such obligations will terminate.

         (b) Subject to Section 7.08(d), (i) the Administrator may resign its duties hereunder by providing the Trust with at least 60 days' prior written notice and (ii) the Trust may remove the Administrator without cause at any time.

         (c) Subject to Section 7.08(d), at the sole option of the Trust, the Administrator may be removed immediately upon written notice of termination from the Trust to the Administrator if any of the following events shall occur:

                  (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Trust);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) above shall occur, it shall give written notice thereof to the Trust and, if any Rated Securities are outstanding, each related Rating Agency, within seven days after the happening of such event.

         (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Trust and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         (f) Subject to Sections 7.08(d) and 7.08(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement; provided however that this provision shall not apply at such times as the Origination Trustee shall be the successor Servicer.

         Section 7.09. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either the Trust or the Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 7.10. Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8.01(b) or the resignation or removal of the Administrator pursuant to Section 7.08(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon the termination pursuant to Section 8.01(b) deliver to the Trust all property and documents of or relating to the Trust Assets then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 7.08(b) or (c), the Administrator shall cooperate with the Trust and take all reasonable steps requested to assist the Trust in making an orderly transfer of the duties of the Administrator.

                                  ARTICLE EIGHT

                           TERMINATION AND DISSOLUTION

         Section 8.01. Termination of Trust Agreement.

         (a) The Trust shall continue in full force and effect until the termination of Nissan-Infiniti LT in accordance with the Relevant Documents, including the payment to each Holder, or its designee, of all amounts required to be paid to it pursuant to the Origination Trust Agreement and the related Certificates and the expiration or termination of all Nissan-Infiniti LT Securitized Financings by their respective terms.

         (b) Upon occurrence of the events described in Section 8.01(a) the Trust shall dissolve and, after satisfaction of all obligations to creditors, if any, of the Trust, the Trustee shall (i) distribute the Trust Assets to the Beneficiary or its designee and (ii) file or cause to be filed a certificate of cancellation with the Delaware Secretary of State pursuant to Section 3810(d) of the Delaware Act. Upon the filing described in clause (ii), this Agreement shall terminate, the Trust shall terminate and the Trustee shall be discharged from all duties and obligations hereunder.

         (c) The Beneficiary shall not be entitled to revoke or terminate the Trust.

         Section 8.02. Bankruptcy of Beneficiary. The bankruptcy, liquidation or dissolution of the Beneficiary shall not (i) operate to terminate or revoke this Agreement or the Trust, (ii) entitle such Beneficiary's legal representatives or heirs to claim an accounting or to take any Proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Assets or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                                  ARTICLE NINE

                        SUCCESSOR AND ADDITIONAL TRUSTEES

         Section 9.01. Eligibility Requirements for Trustee.

         (a) Except as otherwise provided in this Agreement, the Trustee shall at all times: (i) be a corporation organized under the laws of the United States or any State (which corporation shall not be the Beneficiary or any Affiliate thereof); (ii) be authorized to exercise corporate trust powers; (iii) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or State authorities; and (iv) have (or have a parent that has) a rating of at least Baa3 by Moody's (if Moody's is a Rating Agency) and A-1 by Standard & Poor's (if Standard & Poor's is a Rating Agency). If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         (b) In the event the Trustee complies with Section 9.01(a) but has its principal place of business outside of the State of Delaware, then there shall at all times be a co-trustee appointed to act as the Delaware Trustee pursuant to Section 3807 of the Delaware Act. The Delaware Trustee shall serve as such for the sole purpose of satisfying the requirement of Section 3807 of the Delaware Act that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Trustee. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Delaware Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) or liabilities relating thereto to the Trust, it is hereby understood and agreed by the parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement.

         Section 9.02. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Beneficiary. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or the Beneficiary may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Trustee. If the Administrator shall remove the Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and shall pay all fees owed to the outgoing Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Trustee. The Administrator shall provide notice of such resignation or removal of the Trustee to each Rating Agency.

         Section 9.03. Successor Trustee. Any successor Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall, upon payment of its fees and expenses, deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 9.01.

         If any Rated Securities are outstanding at the time a successor Trustee accepts its appointment as such pursuant to this Section, the Administrator shall mail notice thereof to each related Rating Agency. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Administrator.

         The successor Trustee shall file an amendment to the Certificate of Trust with the Delaware Secretary of State identifying the name and principal place of business in the State of Delaware, if applicable, of such successor Trustee.

         Section 9.04. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to

Section 9.01 and, provided, further, that the Trustee shall mail notice of such merger or consolidation to each Rating Agency.

         Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Trustee to act as co-trustee, jointly with the Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. With the exception of the Delaware Trustee, no co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 9.01, except that each such co-trustee or separate trustee shall have (or have a parent that has) a rating of at least Baa3 by Moody's (if Moody's is a Rating Agency) and A-1 by Standard & Poor's (if Standard & Poor's is a Rating Agency), and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (c) the Administrator and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE TEN

                                  MISCELLANEOUS

         Section 10.01. Amendments.

         (a) This Agreement may be amended by the parties hereto to cure any ambiguity, to correct or supplement any provisions in this Agreement or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that (i) the parties hereto may not modify the purposes and restrictions of the Trust set forth in Sections 2.03 and 2.07 or amend the termination provisions set forth in Article Eight and (ii) any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Holder.

         (b) This Agreement may also be amended from time to time by the parties hereto with the prior written consent of each Holder (which consent shall be conclusive and binding on such Holder and all future Holders of any Certificate) and subject to satisfaction of the Rating Agency Condition, for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of this Agreement.

         (c) Prior to the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Administrator, each Holder and, if any Rated Securities are outstanding, each related Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to the Administrator, each Holder and, if any Rated Securities are outstanding, each related Rating Agency. It shall not be necessary for the consent of the Holders or any Rating Agency pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Holders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (e) Promptly after the execution of any amendment to the Certificate of Trust, the Trustee shall cause the filing of such amendment with the Delaware Secretary of State.

         (f) In connection with the execution of any amendment to this Agreement or any other Trust Document to which the Trust is a party and for which amendment the Trustee's consent is sought, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Trust Documents and that all conditions precedent in the Trust Documents for the execution and delivery thereof by the Trust or the Trustee, as the case may be, have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02. No Legal Title to Trust Assets in Beneficiary. The Beneficiary shall not have legal title to any part of the Trust Assets. The Beneficiary shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with Articles Three and Eight. No transfer, by operation of law or otherwise, of any right, title or interest of the Beneficiary to and in its ownership interest in the Trust Assets shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Assets.

         Section 10.03. Limitations on Rights of Others. Except for Section 2.09, the provisions of this Agreement are solely for the benefit of the Trustee and the Beneficiary and to the extent expressly provided herein, the Administrator and the Delaware Trustee, and nothing in this Agreement (other than Section 2.09), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04. Notices. All demands, notices and communications under this Agreement shall be in writing personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of (a) the Trustee, at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601; (b) the Beneficiary, at 990 West 190th Street, Torrance, California 90502, Attention: Treasurer; (c) the Administrator, at 990 West 190th Street, Torrance California 90502, Attention: Treasurer; (d) the Delaware Trustee, at Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890; (e) Standard & Poor's if Standard & Poor's is a Rating Agency, at 25 Broadway, New York, New York 10004, Attention:
Asset Backed Surveillance Group; (f) Moody's if Moody's is a Rating Agency, at 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; (g) a Holder, at the address set forth in the Certificate Register as provided in Section 3.05 of the Origination Trust Agreement; or (h) as to each party, at such other address as shall be designated by such party in a written notice to each other party. Delivery shall occur only upon actual receipt or rejected tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

         Section 10.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 10.06. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 10.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Beneficiary shall bind the successors and assigns of the Beneficiary. Notwithstanding the foregoing, the Trustee may not assign or delegate any of its rights or obligations under this Agreement, except as provided herein without the consent of the Beneficiary.

         Section 10.08. No Petition.

         (a) Each of the Beneficiary and the Administrator will not at any time institute against the Trust any bankruptcy Proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to this Agreement or any Trust Document.

         (b) Each of the Trustee and Delaware Trustee, by entering into this Agreement, hereby covenants and agrees that they will not at any time institute against the Beneficiary, the Administrator or the Trust, or join in any institution against the Beneficiary, the Administrator or the Trust of, any bankruptcy Proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to this Agreement or any Trust Document; provided, however, that upon receipt of the written consent of each Holder and, if any Rated Securities are outstanding, each related Rating Agency, each of the Trustee and the Delaware Trust may file such a Proceeding against the Trust.

         Section 10.09. No Recourse. The Beneficiary by entering into this Agreement acknowledges that it holds a beneficial interest in the Trust only and not interests in or obligations of the Beneficiary, the Administrator, the Trustee, the Delaware Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement or the other Trust Documents.

         Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12. Integration. This Agreement represents the agreement of the Beneficiary and the other parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Beneficiary or the parties hereto relating to the subject matter hereof not expressly set forth or referred to herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                    NISSAN MOTOR ACCEPTANCE
                                    CORPORATION,
                                      as Grantor and Beneficiary

                                    By: /s/ Tomoaki Shimazu
                                        -------------------
                                        Name: Tomoaki Shimazu
                                        Title: Vice President, Finance and
                                               Corporate Planning

                                    NISSAN MOTOR ACCEPTANCE
                                    CORPORATION,
                                      as Administrator

                                    By: /s/ Tomoaki Shimazu
                                        -------------------
                                        Name: Tomoaki Shimazu
                                        Title: Vice President, Finance and
                                               Corporate Planning

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as Trustee

                                    By: /s/ Patricia M. Child
                                        ---------------------
                                        Name: Patricia M. Child
                                        Title: Vice President

                                    WILMINGTON TRUST COMPANY,
                                      as Delaware Trustee

                                    By: /s/ Charlotte Paglia
                                        --------------------
                                        Name: Charlotte Paglia
                                        Title: Financial Services Officer

                                                                       EXHIBIT A

                                   DEFINITIONS

         "Administrator" means NMAC in its capacity as administrator of the Trust pursuant to the Agreement.

         "Agreement" means the Amended and Restated Trust Agreement, as the same may be amended, restated or supplemented from time to time.

         "Beneficiary" means NMAC, the holder of the undivided beneficial interest in the Trust.

         "Capital Contribution" means any capital contribution to the Trust made by the Beneficiary or any of its Affiliates.

         "Certificate of Trust" means the certificate of trust for the Trust, substantially in the form of Exhibit B to the Agreement, filed for the Trust with the office of the Delaware Secretary of State pursuant to Section 3810 of the Delaware Act, as supplemented, amended or restated from time to time.

         "Commission" means the Securities and Exchange Commission, and its successors.

         "Co-Trustee Agreement" means any instrument or agreement pursuant to which the Trustee and the Beneficiary appoint a co-trustee pursuant to Section
9.05 of the Agreement.

         "Delaware Act" means the Delaware Business Trust Act, specifically, the provisions of 12 Del. C. Section 3801 et seq., as amended.

         "Delaware Co-Trustee Agreement" means the Co-Trustee Agreement, dated as of July 7, 1998, among the Grantor and Beneficiary, the Trustee and the Delaware Trustee, as amended, restated or supplemented from time to time.

         "Delaware Secretary of State" means the Secretary of State of the State of Delaware.

         "Delaware Trustee" means the trustee meeting the requirements of
Section 3807 of the Delaware Act and designated in the Certificate of Trust, and its successors, in such capacity as set forth in the Certificate of Trust and the Delaware Co-Trustee Agreement, and shall initially be Wilmington Trust Company.

         "Eligible Institution" means a depository institution or trust company that (i) is organized under the laws of the United States or any State and (ii) has the Required Deposit Rating.

         "Excess Trust Funds" means, for purposes of the calculation set forth in Section 3.04(c) of the Origination Trust Agreement at a time when the Trust is the UTI Beneficiary, the amount on deposit in the Trust Accounts or otherwise owned by the Trust which, combined with all other Trust Assets other than the UTI Certificate (and any related SUBI Certificate, to the extent required by a related Supplement), exceeds the lesser of (i) 5% of the net Capital Contributions then made by the Trust, as UTI Beneficiary, to the UTI, and any SUBI to the extent required by a related Supplement, and (ii) $100,000,000.

         "Expenses" has the meaning set forth in Section 6.02 of the Agreement.

         "Grantor" means NMAC, in its capacity as a grantor of the Trust.

         "Indemnified Parties" has the meaning set forth in Section 6.02 of the Agreement.

         "Indenture Trustee" means the indenture trustee of any indenture entered into by a Special Purpose Affiliate and a Nissan-Infiniti LT Securitized Financing Trust in connection with a Nissan-Infiniti LT Securitized Financing.

         "IRS" means the Internal Revenue Service, and its successors.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Nissan-Infiniti LT" means Nissan-Infiniti LT, the Delaware business trust, formed and continued by the Origination Trust Agreement.

         "Nissan-Infiniti LT Beneficiary" means Nissan-Infiniti LT, the Beneficiary or any of their respective Affiliates.

         "Nissan-Infiniti LT Securitized Financing" means any (i) financing transaction undertaken by or on behalf of a Nissan-Infiniti LT Beneficiary or a Special Purpose Affiliate that is secured, directly or indirectly, by Nissan-Infiniti Trust Assets or the UTI, a SUBI or any interest therein and any financing undertaken in connection with the issuance, pledge or assignment of the UTI or a SUBI and the related UTI Certificate or SUBI Certificate, as the case may be, (ii) sale, lease or other transfer by a Nissan-Infiniti LT Beneficiary or a Special Purpose Affiliate of an interest in the UTI or a SUBI or (iii) other asset securitization, secured loan or similar transaction involving Nissan-Infiniti Trust Assets or any beneficial interest therein or in Nissan-Infiniti LT.

         "Nissan-Infiniti LT Securitized Financing Trust" means any trust formed pursuant to a trust agreement entered into by a Special Purpose Affiliate in connection with a Nissan-Infiniti LT Securitized Financing.

         "Nissan-Infiniti LT Trust Assets" means beneficial interests in "Trust Assets," as such term is defined in the Origination Trust Agreement.

         "NMAC" means Nissan Motor Acceptance Corporation, a California corporation, and its permitted successors and assigns.

         "Opinion of Counsel" means a written opinion of counsel who may be counsel for the Beneficiary or any of its Affiliates (including, in each such case, in-house counsel), which counsel, in the case of opinions delivered to the Trustee, shall be reasonably satisfactory to the Trustee.

         "Original Trust Agreement" has the meaning set forth in the Recitals.

         "Origination Trust Agreement" means that certain trust agreement, dated as of July 7, 1998, among the Trust, NILT, Inc. and Wilmington Trust Company, as amended and restated by the amended and restated trust agreement, dated as of August 26, 1998, among the Trust, NMAC, NILT, Inc., Wilmington Trust Company and U.S. Bank National Association, as such agreement may be amended, restated and supplemented from time to time.

         "Origination Trust Documents" means the Origination Trust Agreement and all agreements executed in connection therewith and with any Nissan-Infiniti LT Securitized Financing.

         "Origination Trustee" means NILT, Inc., a Delaware corporation, and its permitted successor and assigns, in its capacity as trustee of Nissan-Infiniti LT.

         "Owner Trustee" means the trustee of any Nissan-Infiniti LT Securitized Financing Trust.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given ten Business Days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Beneficiary in writing that such action will not result in a Ratings Effect.

         "Relevant Documents" means the Trust Documents and the Origination Trust Documents.

         "Responsible Officer" means, when used with respect to the Trustee, the corporate trust office of the Trustee, including any president, vice president, assistant vice president, trust officer, secretary, assistant secretary or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of or familiarity with the particular subject.

         "Special Purpose Affiliate" means a special purpose entity that is an Affiliate of a Nissan-Infiniti LT Beneficiary and was created for the purpose of one or more Nissan-Infiniti LT Securitized Financings.

         "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code; references herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" means NILT Trust, the Delaware business trust established by the Agreement.

         "Trust Account" means any Trust Account established pursuant to Section
3.02 of the Agreement.

         "Trust Assets" means: (i) cash; (ii) the UTI Certificate; (iii) all such other assets as may be acquired by the Trust from time to time; and (iv) all proceeds of the items described in clauses (i) through (iii).

         "Trust Documents" means the Agreement, any Co-Trustee Agreement and the Certificate of Trust.

         "Trustee" means U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as trustee under the Agreement, and any successor Trustee hereunder.

         "Trust Office" means the principal office of the Trust, which initially shall be 990 West 190th Street, Torrance, California 90502.

         "UTI Beneficiary" means the Trust in its capacity as Holder of the UTI Certificate pursuant to the Origination Trust Agreement.

         "UTI Certificate" means the Certificate evidencing the 100% beneficial ownership interest in the undivided trust interest of Nissan-Infiniti LT.

                                                                       EXHIBIT B

                       CERTIFICATE OF TRUST OF NILT TRUST

         This Certificate of Trust of NILT Trust (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee, and U.S. Bank Trust National Association, a national banking association, as managing trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.) (the "Act").

         1.       Name. The name of the business trust formed hereby is NILT
Trust.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Delaware Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                    WILMINGTON TRUST COMPANY, as Trustee

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as Trustee

                                    By: ________________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT C

                                POWER OF ATTORNEY

STATE OF __________        ]
                           ]
COUNTY OF _________        ]

         KNOW ALL MEN BY THESE PRESENTS, that U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as trustee (the "Trustee") for NILT Trust (the "Trust"), does hereby make, constitute and appoint Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as administrator under the trust agreement, dated as of July 7, 1998, as amended and restated as of _______, 1999 (the "Trust Agreement"), among NMAC, U.S. Bank Trust National Association and Wilmington Trust Company as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Trustee or the Trust any and all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Trustee or the Trust to prepare, file or deliver pursuant to the Trust Documents, or pursuant to Section 4.01 of the Trust Agreement, including, without limitation, to appear for and represent the Trustee and the Trust in connection with the preparation, filing and audit of federal, State and local tax returns pertaining to the Trust, if any, and with full power to perform any and all acts associated with such returns and audits, if any, that the Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

         All powers of attorney for this purpose heretofore filed or executed by the Trustee are hereby revoked.

         Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Trust Agreement.

         EXECUTED this ___ day of _____________, 1999.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      not in its individual capacity but solely as Trustee

                                    ________________________________________
                                    Name:
                                    Title:

                                       C-1